Contacts:        Investors                Media
Matt Rhodes                Diane Carlini
Intuit Inc.                 Intuit Inc.
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Intuit Realigns Organization to Accelerate Growth

New Structure to Advance Global Connected Services Strategy

MOUNTAIN VIEW, Calif. - May 20, 2013 -Intuit Inc. (Nasdaq: INTU) today announced an organizational realignment designed to propel the company into its next phase of long-term growth.
The new structure comes as the company increases its focus on two strategic outcomes: being the world's small business operating system, and providing winning solutions to do the nations' taxes in the U.S. and Canada.
“Our mission and strategy remain unchanged,” said Brad Smith, Intuit president and CEO, adding that the structure aligns with the company's refreshed “connected services” strategy unveiled in September. “This realignment provides added focus on our core businesses, enabling us to move faster to better capitalize on the long-term growth opportunities that we see in North America and around the world.”
Intuit's new structure becomes effective Aug. 1 in conjunction with the company's new fiscal year. It includes six go-to-market business units reporting to the chief executive officer. The business units and leaders are:

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Dan Wernikoff – Senior vice president and general manager of Small Business Financial Solutions, a new global division that includes financial management solutions, such as QuickBooks, Intuit Payments Solutions and the Intuit Partner Platform. With this assignment, Wernikoff adds global responsibilities to the small business leadership role he has held for the last three years. Prior to his current role, Wernikoff held a variety of management roles across Intuit's Small Business Group.

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Dan Maurer – Senior vice president and general manager of Small Business Management Solutions, a new global division focused on a portfolio of adjacent small business services, including Employee Management Solutions and

Intuit Announces Realignment

Demandforce. Maurer, who will also oversee Intuit's Quickbase business, spent the last five years as senior vice president and general manager of Intuit's Consumer Group. Prior to that, Maurer led the marketing efforts for the TurboTax business and served as Intuit's chief marketing officer.

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Sasan Goodarzi – Senior vice president and general manager of Intuit's Consumer Tax division, which offers a suite of products and services under the TurboTax brand in the U.S. and Canada. Goodarzi has held multiple general management positions at Intuit, including senior vice president and general manager for both Intuit's Financial Services division and Intuit's ProTax division. Most recently, Goodarzi served as Intuit's chief information officer as the company successfully navigated to the cloud.

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Barry Saik – Vice president and general manager of the Consumer Ecosystem, a new division focused on solving important consumer problems with solutions such as Quicken. Saik has led Quicken for the last year. He previously held a variety of leadership roles in the TurboTax business, and most recently served as general manager of Intuit Websites, where he led the divestiture of that business in 2012.

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Jill Ward – Continues as senior vice president and general manager of the Accounting Professionals Division, with added global responsibilities. This organization offers products and services focused on developing a loyal base of accountants who help do North America's tax returns and also use and recommend Intuit small business offerings all around the world. Ward has led the Accounting Professionals Division for the past six of her more than 10 years with Intuit.  Prior to leading this business, Ward led a portfolio of industry-specific solutions and accountant-related programs and businesses, as well as Intuit's QuickBase division.

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Cece Morken – Remains senior vice president and general manager of Intuit Financial Services, a division focused on improving consumer and small business financial problems by offering online banking solutions for the financial institutions that serve them. Morken has led the division for the past three years after spending nine years in various sales and management roles in the business.

Intuit Announces Realignment

The company also announced that Kiran Patel, executive vice president and general manager of Intuit's Small Business Group, and Alex Lintner, senior vice president and general manager of Intuit's Global Business Division, will retire from Intuit shortly after the end of the fiscal year. The work of their respective organizations will be assimilated into the new organizational structure.
“With these changes, we celebrate the success of our departing leaders and the depth of our leadership bench,” added Smith. “I am excited about the future opportunities we have as a company as we enter the next chapter of our connected services journey. Our focus is clear, and we have the structure we need to accelerate our decision making and go-to-market capabilities around the world.”

About Intuit Inc.
Intuit Inc. is a leading provider of business and financial management solutions for small and mid-sized businesses; financial institutions, including banks and credit unions; consumers and accounting professionals. Its flagship products and services, including QuickBooks®, Quicken® and TurboTax®, simplify small business management and payroll processing, personal finance, and tax preparation and filing. ProSeries® and Lacerte® are Intuit's leading tax preparation offerings for professional accountants. Intuit Financial Services helps banks and credit unions grow by providing on-demand solutions and services that make it easier for consumers and businesses to manage their money.
Founded in 1983, Intuit had annual revenue of $4.15 billion in its fiscal year 2012. The company has approximately 8,500 employees with major offices in the United States, Canada, the United Kingdom, India and other locations. More information can be found at www.intuit.com.

Cautions About Forward-Looking Statements
This press release contains forward-looking statements, including statements about our refreshed company strategy, strategic outcomes and organizational realignment and their impact on Intuit's business. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. These factors include, without limitation, the following: inherent difficulty in predicting consumer behavior; difficulties in receiving, processing, or filing customer tax submissions; consumers may not respond as we expected to our advertising and promotional activities; product introductions and price competition from our competitors can have unpredictable negative effects on our revenue, profitability and market position; governmental encroachment in our tax businesses or other governmental activities or public policy affecting the preparation and filing of tax returns could negatively affect our operating results and market position; we may not be able to successfully innovate and introduce new offerings and business models to meet our growth and profitability objectives, and current and future offerings may not adequately address customer needs and may not achieve broad market acceptance, which could harm our operating results and financial condition; business interruption or failure of our information technology and communication systems may impair the availability of our products and services, which may damage our reputation and harm our future financial results; as we upgrade and consolidate our customer facing applications and supporting information technology infrastructure, any problems with these implementations could interfere with our ability to deliver our offerings; any failure to properly use and protect personal customer information and data could harm our revenue, earnings and reputation; if we are unable to develop, manage and maintain critical third party business relationships, our business may be

Intuit Announces Realignment

adversely affected; increased government regulation of our businesses may harm our operating results; if we fail to process transactions effectively or fail to adequately protect against potential fraudulent activities, our revenue and earnings may be harmed; any significant offering quality problems or delays in our offerings could harm our revenue, earnings and reputation; our participation in the Free File Alliance may result in lost revenue opportunities and cannibalization of our traditional paid franchise; the continuing global economic downturn may continue to impact consumer and small business spending, financial institutions and tax filings, which could negatively affect our revenue and profitability; year-over-year changes in the total number of tax filings that are submitted to government agencies due to economic conditions or otherwise may result in lost revenue opportunities; our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict, which may cause significant quarterly fluctuations in our financial results; our financial position may not make repurchasing shares advisable or we may issue additional shares in an acquisition causing our number of outstanding shares to grow; our inability to adequately protect our intellectual property rights may weaken our competitive position and reduce our revenue and earnings; our acquisition and divestiture activities may disrupt our ongoing business, may involve increased expenses and may present risks not contemplated at the time of the transactions; our use of significant amounts of debt to finance acquisitions or other activities could harm our financial condition and results of operation; and litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2012 and in our other SEC filings. You can locate these reports through our website at http://investors.intuit.com. Forward-looking statements are based on information as of May 20, 2013, and we do not undertake any duty to update any forward-looking statement or other information in these materials.

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